Exhibit 10.52

LG FUNDING LLC

1218 UNION STREET, BROOKLYN, NY 11225

(800)419-1160

STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Agreement dated 4/12/2022 by and between LG FUNDING LLC (“LG”) and each merchant listed below (“Merchant”).

Merchant’s Legal Name: MCA NAPLES LLC; MEMORY CARE AMERICA LLC;MCA MANAGEMENT COMPANY, INC., MCA NAPLES HOLDINGS LLC. MEMORY CARE AT GOOD SHEPHERD LLC

D/B/A/: MCA NAPLES	Fed ID #:

Type of Entity: LIMITED LIABILITY COMPANY	City: NAPLES	State: FL	Zip: 34103

Business Address: 2626 GOODLETIE-FRANK RD

Contact Address:	City: SAN ANTONIO	State: TX Phone	Zip: 78201

E- mail Address: christin@myclearday.com	Number:

Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount defined below .	$205,000.00
Receivables Purchased Amount This is the amount of Receivables defined in Section 1 below being sold.	$287,000.00
Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is aid in full.	25%
Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below.	$200,850.00
Initial Estimated Payment
This is only applicable if an Addendum for Estimated Payments is being signed. This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.	$1,430.00 Per Day

TERMS AND CONDITIONS

1. Sale of Future Receipts- Merchant(s) hereby sell, assign, and transfer to LG (making LG the absolute owner) in consideration of the funds provided (“Purchase Price”) specified above, all of each Merchant’s future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant’s customers and/or other third party payors (the “Receivables”, defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each merchant’s business), for the payment of each Merchant’s sale of goods or services until the amount specified above (the “Receivables Purchased Amount”) has been delivered by Merchant(s) to LG. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by LG. Each Merchant’s Receivables, up to the balance of the Receivables Purchased Amount, are the property of LG and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for LG and that each Merchant will hold Receivables in trust for LG in its capacity as a fiduciary for LG.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

The Receivables Purchased Amount shall be paid to LG by each Merchant irrevocably authorizing only one depositing account acceptable to LG (the “Account”) to remit the percentage specified above (the “Specified Percentage”) of each Merchant’s settlement amounts due from each transaction, until such time as LG receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes LG to ACH debit the specified remittances from the Account on a daily basis as of the next business day after the date of this Agreement and will provide LG with all required access codes and monthly bank statements. Each Merchant understands that it will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2). LG is not responsible for any overdrafts or rejected transactions that may result from LG’s ACH debiting the Specified Percentage amounts under the terms of this Agreement.

2. Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to LG for the following fees, where applicable:

A. $ 4,100.00 - to cover underwriting and the ACH debit program, as well as related expenses. This will be deducted from payment of the Purchase Price.

B. Wire Fee - Merchant(s) shall receive funding electronically to the Account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. This will be deducted from payment of the Purchase Price.

C. Blocked Account/Default - $2,500.00 - If LG considers an Event of Default to have taken place under Section 34.

D. UCC Fee - $195.00 - to cover LG filing a UCC-1 financing statement to secure its interest in the Receivables Purchased Amount. A $195.00 UCC termination fee will be charged if a UCC filing is terminated.

E. Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of LG’s legal or contractual rights against each Merchant and/or each Guarantor, if required, as explained in other Sections of this Agreement.

3. Cap on Collection of the Receivables Purchased Amount. The amount that LG will collect from Merchant(s) towards the Receivables Purchased Amount during any specific day will be capped at $ 1,430.00 (the “Cap”). If the Specified Percentage of all Receivables for a specific day is less than the Cap, then in addition to the Specified Percentage of Receivables for that day , LG will be permitted to collect any Receivables it did not previously collect due to the Cap such that the total amount collected during that day does not exceed the Cap. The Cap is not applicable to make up for a business day on which LG is closed and does not ACH debit the Account, to subsequent attempts to collect a rejected or blocked ACH payment, or for the collection of any of the fees listed in Section 2 or if any Event of Default listed in Section 34 is considered by LG to have taken place.

4. Reconciliations. Any Merchant may give written notice to LG requesting that LG conduct a reconciliation in order to ensure that the amount that LG has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. Any Merchant may give written notice requesting a reconciliation. A reconciliation may also be requested by e- mail to submissions@lgfunding.com and such notice will be deemed to have been received if and when LG sends a reply e-mail(but not a read receipt). If such reconciliation determines that LG collected more than it was entitled to, then LG will credit to the Account all amounts to which LG was not entitled within seven days thereafter. If such reconciliation determines that LG collected less than it was entitled to, then LG will debit from the Account all additional amounts to which LG was entitled within seven days thereafter. In order to effectuate this reconciliation, any Merchant must produce with its request the login and password for the Account and any and all bank statements and merchant statements covering the period from the date of this Agreement through the date of the request for a reconciliation. LG will complete each such reconciliation within two business days after receipt of a written request for one accompanied by the information and documents required for it. Nothing herein limits the amount of times that such a reconciliation may be requested.

5. Prepayments. Although there is no obligation to do so, any Merchant may prepay any amount towards the Receivables Purchased Amount. There will be no penalty for any prepayment made by any Merchant. Any Merchant may elect to terminate this Agreement by prepaying LG the amount of the balance of the Receivables Purchased Amount at that time.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

6. Merchant Deposit Agreement. Merchant(s) shall appoint a bank acceptable to LG, to obtain electronic fund transfer services and/or “ACH” payments. Merchant(s) shall provide LG and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables. Merchant(s) shall authorize LG and/or its agent(s) to deduct the amounts owed to LG for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to LG by permitting LG to withdraw the Specified Percentage by ACH debiting of the account. The authorization shall be irrevocable absent LG’s written consent.

7. Term of Agreement. The term of this Agreement is indefinite and shall continue until LG receives the full Receivables Purchased Amount, or earlier if terminated pursuant to any provision of this Agreement. The provisions of Sections 4, 6, 7, 8, 10, 11, 13, 14, 15, 17, 18, 19, 22, 23, 28, 31, 32, 33, 34, 35, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52, 53, 54, 55, 56, 57, and 58 shall survive any termination of this Agreement.

8. Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to LG under this Agreement are being made in the ordinary course of each Merchant’s business.

9. Financial Condition. Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes LG and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to LG any bank or financial statements, tax returns, and other documents and records, as LG deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. LG is authorized to update such information and financial profiles from time to time as it deems appropriate.

10. Monitoring. Recording. and Electronic Communications. LG may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between LG and any Merchant or its representatives may be monitored and/or recorded. Each Merchant and each Guarantor grants access for LG to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement.

LG may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant), and Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Merchant, each Owner, and each Guarantor gives LG permission to call or send a text message to any telephone number given to LG in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Merchant, each Owner, and each Guarantor also gives LG permission to communicate such information to them by e-mail. Each Merchant, each Owner, and each Guarantor agree that LG will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that LG has no liability for any such charges.

11. Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement. Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of LG’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. LG may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to LG. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize LG, its agents and representatives, and any credit-reporting agency engaged by LG, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to LG under this Agreement or for LG’s ability to determine any Merchant’s eligibility to enter into any future agreement with LG. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Authorization for soft pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to LG under the Fair Credit Reporting Act, authorizing LG to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes LG to obtain such information solely to conduct a pre-qualification for credit.

Authorization for hard pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to LG under the Fair Credit Reporting Act, authorizing LG to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes LG to obtain such information in accordance with a merchant cash advance application.

12. Transactional History. Each Merchant authorizes its bank to provide LG with its banking and/or credit card processing history.

13. Indemnification. Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by LG for monies owed to LG from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by LG.

14. No Liability. In no event will LG be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues. lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor.

15. Sale of Receivables. Each Merchant and LG agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from LG to any Merchant. LG is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in LG not receiving the Receivables Purchased Amount. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. LG has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to LG in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate.

16. Power of Attorney. Each Merchant irrevocably appoints LG as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to LG, or, if LG considers an Event of Default to have taken place under Section 34, to settle all obligations due to LG from each Merchant, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 33); (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign each Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to LG; and (v) to file any claims or take any action or institute any proceeding which LG may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.

17.Protections Against Default. The following Protections 1 through 6 may be invoked by LG, immediately and without notice to any Merchant in the event LG considers any Event of Default listed in Section 34 to have taken place.

Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.

Protection 2. LG may enforce the provisions of the Guarantee against Guarantor. Protection 3. LG may enforce its security interest in the Collateral identified in Section 33.

Protection 4. LG may proceed to protect and enforce its rights and remedies by litigation or arbitration.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Protection 5. LG may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant’s bank account or otherwise, in an amount consistent with the terms of this Agreement.

Protection 6. LG will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant’s credit card and/or check processor of the sale of Receivables hereunder and to direct such credit card processor to make payment to LG of all or any portion of the amounts received by such credit card processor on behalf of each Merchant. Each Merchant hereby grants to LG an irrevocable power-of-attorney, which power-of-attorney will be coupled with an interest, and hereby appoints LG and its representatives as each Merchant’s attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor to make payment to LG as contemplated by this Section.

18. Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes LG to disclose information concerning each Merchant, Owner and/or Guarantor’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant, Guarantor, and Owner hereby waives to the maximum extent permitted by law any claim for damages against LG or any of its affiliates relating to any (i) investigation undertaken by or on behalf of LG as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

19. Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by LG, including this Agreement and any other LG documents (collectively, “Confidential Information”) are proprietary and confidential information of LG. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of LG to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 19.

20. D/B/As. Each Merchant hereby acknowledges and agrees that LG may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between LG and each Merchant, including the filing of UCC-1 financing statements and other notices or filings.

21. Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to LG, and future statements which will be furnished hereafter at the request of LG, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise LG of any material adverse change in its financial condition, operation, or ownership.

22. Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged.

23. Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

24. Insurance. Each Merchant represents, warrants, and covenants that within ten days after written notice of a request by LG, Merchant(s) will maintain business-interruption insurance naming LG as loss payee and additional insured in amounts and against risks as are satisfactory to LG and shall provide LG proof of such insurance upon request.

25. Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without LG’s prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

26. Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to LG or change any place(s) of its business without prior written consent from LG.

27. Estoppel Certificate. Each Merchant represents, warrants, and covenants that it will, at any time, and from time to time, upon at least two day’s prior notice from LG to that Merchant, execute, acknowledge, and deliver to LG and/or to any other person or entity specified by LG, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications. that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Receivables Purchased Amount or any portion thereof have been paid.

28. No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. Each Merchant further warrants that there will be no statutory presumption that it would have been insolvent on the date of this Agreement.

29. Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of LG, other than any for which LG has actual or constructive knowledge as of the date of this Agreement.

30. Stacking. Each Merchant represents, warrants, and covenants that it will not enter into with any party other than LG any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against. or the sale or purchase of credits against Receivables without the prior written consent of LG.

31. Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.

32. Default Under Other Contracts. Each Merchant represents, warrants, and covenants that its execution of and/or performance under this Agreement will not cause or create an event of default by any Merchant under any contract with another person or entity.

33. Security Interest. To secure each Merchant’s payment and performance obligations to LG under this Agreement and any future agreement with LG, each Merchant hereby grants to LG a security interest in collateral (the “Collateral”), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts- receivable, and other receivables, chattel paper. documents, equipment, general intangibles, instruments, and inventory, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by any Merchant; and (b) all proceeds, as that term is defined by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to LG under any other agreement between any Merchant or Guarantor and LG (the “Cross Collateral”) will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross-Collateral, as applicable.

Each Merchant agrees to execute any documents or take any action in connection with this Agreement as LG deems necessary to perfect or maintain LG’s first priority security interest in the Collateral and the Cross-Collateral , including the execution of any account control agreements. Each Merchant hereby authorizes LG to file any financing statements deemed necessary by LG to perfect or maintain LG’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to LG with respect to the Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with LG’s rights. Each Merchant shall be liable for and LG may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by LG in protecting, preserving, and enforcing LG’s security interest and rights. Each Merchant further acknowledges that LG may use another legal name and/or D/B/A or an agent when designating the Secured Party when LG files the above-referenced financing statement(s).

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

34. Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur:

(1) Any representation or warranty by any Merchant to LG that proves to have been made intentionally false or misleading in any material respect when made;

(2) Any Merchant changes the Account without providing written notice to LG within one business day thereafter:

(3) LG is not provided with updated login or password information for the Account within one business day after any such change is made by any Merchant;

(4) Any Merchant fails to send bank statements, merchant account statements, or bank login information for the Account within two business days after a written request for same is made by LG;

(5) Any Merchant causes any ACH debit to the Account by LG to be blocked or stopped without providing any advance written notice to LG, which notice may be given by e-mail to submissions@lgfunding.com; or

(6) Any Merchant intentionally prevents LG from collecting any part of the Receivables Purchased Amount;

35. Remedies. In case any Event of Default occurs and is not waived, LG may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant’s obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of LG in connection with this Agreement, including each Protection listed in Section 17, may be exercised at any time by LG after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity. In addition to the foregoing, in case any Event of Default occurs and is not waived, LG will be entitled to the issuance of an injunction, restraining order, or other equitable relief in LG’s favor, subject to court or arbitrator approval, restraining each Merchant’s accounts and/or receivables up to the amount due to LG as a result of the Event of Default, and each Merchant will be deemed to have consented to the granting of an application for the same to any court or arbitral tribunal of competent jurisdiction without any prior notice to any Merchant or Guarantor and without LG being required to furnish a bond or other undertaking in connection with the application.

36. Required Notifications. Each Merchant is required to give LG written notice at least one day prior to any filing under Title 11of the United States Code. Merchant(s) are required to give LG at least seven days’ written notice prior to the closing of any sale of all or substantially all of any Merchant’s assets or stock.

37. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of LG, which consent may be withheld in LG’s sole discretion. LG may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 33 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by LG, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or LG) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between LG and such assignee (the “Assignment Agreement”), have the rights and obligations of LG under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor’s guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, LG’s rights under Section 17 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, LG may disclose all information that LG has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon LG’s request.d

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

38. Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant or Guarantor by e-mail to the E-mail Address listed on the first page of this Agreement. Each Merchant must set its spam or junk mail filter to accept e-mails sent by submissions@lgfunding.com and its domain. This Section is not applicable to service of process or notices in any legal proceedings.

39. Choice of Law. Each Merchant acknowledges and agrees that this Agreement was made in the State of New York, that the Purchase Price is being paid by LG in the State of New York, that the Receivables Purchased Amount is being delivered to LG in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by this Agreement. This Agreement and the relationship between LG, each Merchant, and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws.

40. Venue and Forum Selection. Any litigation relating to this Agreement or involving LG on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Nassau, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. The parties agree that this Agreement encompasses the transaction of business within the City of New York and that the Civil Court of the City of New York (“Civil Court”) will have jurisdiction over any litigation relating to this Agreement that is within the jurisdictional limit of the Civil Court. In addition to the Acceptable Forums, any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to LG may be commenced and maintained in any other court of competent jurisdiction.

41.Jury Waiver. The parties agree to waive trial by jury in any dispute between them.

42. Counterclaim Waiver. In any litigation or arbitration commenced by LG, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

43. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim that is not asserted against LG within one year of its accrual will be time barred.

44. Costs. Each Merchant and each Guarantor must pay all of LG’s reasonable costs associated with a breach by any Merchant of the covenants in this Agreement and the enforcement thereof, including but not limited to collection agency fees, attorney fees, which may include a contingency fee of up to 40% of the amount claimed, expert witness fees, and costs of suit.

45. Prejudgment and Postjudgment Interest. If LG becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then LG will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

46. Legal Fees. If LG prevails in any litigation or arbitration with any Merchant or any Guarantor, then that Merchant and/or Guarantor must pay LG’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

47. Class Action Waiver. LG, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities. and not as a plaintiff or class action member in any purported class or representative proceedings.

48. Arbitration. Any action or dispute relating to this Agreement or involving LG on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration before a single arbitrator. The arbitration will be administered either by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, or by Mediation & Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and the other arbitral forum specified herein may not be used. Any arbitration relating to this Agreement must be conducted in the Counties of Nassau, New York, Queens, or Kings in the State of New York. Notwithstanding any provision of any applicable arbitration rules, any witness in an arbitration who does not reside in or have a place for the regular transaction of business located in New York City or the Counties of Nassau, Suffolk, or Westchester in the State of New York will be permitted to appear and testify remotely by telephone or video conferencing. In case any Event of Default occurs and is not waived, each Merchant and each Guarantor consents to LG making an application to the arbitrator, without notice to any Merchant or any Guarantor, for the issuance of an injunction, restraining order, or other equitable relief in LG’s favor, subject to court or arbitrator approval, restraining each Merchant’s accounts and/or receivables up to the amount due to LG as a result of the Event of Default.

Each Merchant acknowledges and agrees that this Agreement is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under this Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in this Agreement to the contrary, all matters of arbitration relating to this Agreement will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules. The arbitration agreement contained in this Section may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of LG.

49. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of this Agreement or any other address(es) provided in writing to LG by any Merchant or any Guarantor. and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of this Agreement if it does not furnish a certified mail return receipt signed by LG demonstrating that LG was provided with notice of a change in the Contact Address.

50. Survival of Representation. etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement.

51.Waiver. No failure on the part of LG to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

52.Independent Sales Organizations/Brokers. Each Merchant and each Guarantor acknowledge that it may have been introduced to LG by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker r1sO”). Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of LG. Each Merchant and each Guarantor acknowledge that LG is not bound by any promises or agreements made by any ISO that are not contained within this Agreement. Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify LG and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO. Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant and each Guarantor acknowledge that LG does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

53. Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

54. Severability. If any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Agreement is deemed void, all other provisions will remain in effect.

55. Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

56. Attorney Review. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

57. Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern. This Agreement does not affect any previous agreement between the parties unless such an agreement is specifically referenced herein. This Agreement will not be affected by any subsequent agreement between the parties unless this Agreement is specifically referenced therein. LG will not be permitted to enforce any of its rights under this Agreement if so expressed by in writing by Gene Rosen’s Law Firm.

58. Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT

FOR THE MERCHANT/OWNER (#1)

By:	Christin L Hemmens	Director
	(Print Name)	(Print Title)		(Signature)

SS#			Driver License Number

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name)	(Print Title)		(Signature)

SS#			Driver License Number

Approved for LG FUNDING LLC by:

STANDARD MERCHANT CASH ADVANCE AGREEMENT

GUARANTEE

G1. Personal Guarantee of Performance. This is a personal guaranty of performance, dated 4/12/2022 , of the Standard Merchant Cash Advance Agreement, dated 4/12/2022 (“Agreement”), inclusive of all addenda, if any, executed simultaneously therewith, by and between LG FUNDING LLC (“LG”) and MCA NAPLES LLC; MEMORY CARE AMERICA LLC;MCA MANAGEMENT COMPANY INC:MCA NAPLES HOLOINGS LLC. MEMORY CARE AT GOOD SHEPHERD LLC (“Merchant”). Each undersigned Guarantor hereby guarantees each Merchant’s performance of all of the representations, warranties, and covenants made by each Merchant to LG in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the “Guaranteed Obligations”). Each Guarantor’s obligations are due at the time that LG considers an Event of Default to have taken place under Section 34 of the Agreement.

G2. Communications. LG may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)’s account Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail.Each Guarantor gives LG permission to call or send a text message to any telephone number given to LG in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Guarantor also gives LG permission to communicate such information to them by e-mail. Each Guarantor agrees that LG will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that LG has no liability for any such charges.

G3. Guarantor Waivers. LG does not have to notify any Guarantor of and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of any renewal, extension, or other modification of the Agreement or any Merchant’s other obligations to LG. Until the Receivables Purchased Amount and each Merchant’s other obligations to LG under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement: (iii) performance; (iv) indemnification; or (v) contribution.

G4. Injunctive Relief. In case any Event of Default occurs and is not waived, LG will be entitled to the issuance of an injunction, restraining order, or other equitable relief in LG’s favor, subject to court or arbitrator approval, restraining each Guarantor’s accounts and/or receivables upto the amount due to LG as a result of the Event of Default, and each Guarantor will be deemed to have consented to the granting of an application for the same to any court or arbitral tribunal of competent jurisdiction without any prior notice to any Merchant or Guarantor and without LG being required to furnish a bond or other undertaking in connection with the application.

G5. Choice of Law. Each Guarantor acknowledges and agrees that the Agreement and this Guarantee were made in the State of New York, that the Purchase Price is being paid by LG in the State of New York, that the Receivables Purchased Amount is being delivered to LG in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by the Agreement and this Guarantee. This Guarantee and the relationship between LG, each Merchant, and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws.

G6. Venue and Forum Selection. Any litigation relating to this Agreement or this Guarantee or involving LG on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Nassau, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. The parties agree that this Guarantee encompasses the transaction of business within the City of New York and that the Civil Court of the City of New York (“Civil Court”) will have jurisdiction over any litigation relating to this Guarantee that is within the jurisdictional limit of the Civil Court. In addition to the Acceptable Forums, any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to LG may be commenced and maintained in any other court of competent jurisdiction.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEME NT

G7. Jury Waiver. Each Guarantor agrees to waive trial by jury in any dispute with LG.

G8. Counterclaim Waiver. In any litigation or arbitration commenced by LG, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

G9. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim that is not asserted against LG within one year of its accrual will be time barred.

G10. Costs. Each Merchant and each Guarantor must pay all of LG’s reasonable costs associated with a breach by any Merchant of the covenants in this Agreement or this Guarantee and the enforcement thereof, including but not limited to collection agency fees, expert witness fees, and costs of suit.

G11. Preludqment and Postjudqment Interest. If LG becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then LG will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

G12. Legal Fees. If LG prevails in any litigation or arbitration with any Merchant or any Guarantor, then that Merchant and/or Guarantor must pay LG’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed.

G13.Class Action Waiver. LG, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

G14. Arbitration. Any action or dispute relating to this Agreement or this Guarantee or involving LG on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration before a single arbitrator. The arbitration will be administered either by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com. or by Mediation & Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.ora. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and the other arbitral forum specified herein may not be used. Any arbitration relating to this Agreement or this Guarantee must be conducted in the Counties of Nassau, New York, Queens, or Kings in the State of New York. Notwithstanding any provision of any applicable arbitration rules, any witness in an arbitration who does not reside in or have a place for the regular transaction of business located in New York City or the Counties of Nassau, Suffolk, or Westchester in the State of New York will be permitted to appear and testify remotely by telephone or video conferencing. In case any Event of Default occurs and is not waived, each Guarantor consents to LG making an application to the arbitrator, without notice to any Merchant or any Guarantor, for the issuance of an injunction, restraining order, or other equitable relief in LG’s favor, subject to court or arbitrator approval, restraining each Guarantor’s accounts and/or receivables up to the amount due to LG as a result of the Event of Default.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Each Guarantor acknowledges and agrees that the Agreement and this Guarantee are the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under the Agreement and this Guarantee will be made by wiretransfer and ACH, which are also instrumentalities of interstate commerce, and that the Agreement and this Guarantee therefore evidence a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in the Agreement or this Guarantee to the contrary, all matters of arbitration relating to the Agreement or this Guarantee will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules. The arbitration agreement contained in this Section may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of LG.

G15. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of the Agreement or any other address(es) provided in writing to LG by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of the Agreement if it does not furnish a certified mail return receipt signed by LG demonstrating that LG was provided with notice of a change in the Contact Address.

G16. Severability. If any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Guarantee is deemed void, all other provisions will remain in effect.

G17. Survival. The provisions of Sections G2, G3, G4, G5, GS, G7, GS, G9, G10, G11,G12, G13, G14, G15, G16, G17, G18, G19, and G20 shall survive any termination of this Guarantee.

G18. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

G19.Attorney Review. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

G20.Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern. This Guarantee does not affect any previous agreement between the parties unless such an agreement is specifically referenced in the Agreement or herein. This Guarantee will not be affected by any subsequent agreement between the parties unless this Guarantee is specifically referenced therein.

G21. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.

I have read and agree to the terms and conditions set forth above:

Name: Christin L. Hemmens Title: Director Date: 4/12/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “STANDARD MERCHANT CASH ADVANCE AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTEE. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTEE SHALL HAVE THE MEANING SET FORTH IN THE STANDARD MERCHANT CASH ADVANCE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS GUARANTEE

GUARANTOR (#1)

By:	Christin L Hemmens
	(Print Name)	(Signature)

SS#		Driver License Number

GUARANTOR (#2)

By:
	(Print Name)	(Signature)

SS#		Driver License Number

LG FUNDING LLC

1218 UNION

STREET,BROOKLYN,NY 11225

(800)419-060

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT FOR ESTIMATED PAYMENTS

This is an Addendum, dated Advance Agreement (“Agreement), dated 4/12/2022 to the Standard Merchant Cash 4/12/2022 between LG FUNDING

LLC (“LG”) and MCA NAPLES LLC; MEMORY CARE AMERICA LLC;MCA MANAGEMENT COMPANY INC:MCA NAPLES HOLOINGS LLC. MEMORY CARE AT GOOD SHEPHERD LLC (“Merchant).

This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

Instead of debiting the 25 % Specified Percentage of Merchant’s Receivables, LG may instead debit $1,430.00 (“Estimated Payment”) from the Account every day Estimated Payment is intended to be an approximation of no more than the Specified Percentage.

Any Merchant may give written notice to LG requesting that LG conduct a reconciliation in order to ensure that the amount that LG has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. Any Merchant may give written notice requesting a reconciliation. A request for reconciliation may also be made by e-mail to submissions@lgfunding.com and such notice will be deemed to have been received if and when LG sends a reply e-mail (but not a read receipt). If such reconciliation determines that LG collected more than it was entitled to, then within seven days thereafter, LG will credit to the Account all amounts to which LG was not entitled and decrease the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If such reconciliation determines that LG collected less than it was entitled to, then within seven days thereafter, LG will debit from the Account all additional amounts to which LG was entitled and increase the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation, with the increase being subject to any Cap in place on collections. In order to effectuate this reconciliation, any Merchant must produce with its request the login and password for the Account and any and all bank statements and merchant statements covering the period from the date of this Agreement through the date of the request for a reconciliation. LG will complete each such reconciliation within two business days after receipt of a written request for one accompanied by the information and documents required for it. Nothing herein limits the amount of times that such a reconciliation may be requested.

FOR THE MERCHANT/OWNER (#1)

By:	Christin L Hemmens	Director
	(Print Name)	(Print Title)		(Signature)

SS#			Driver License Number

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name)	(Print Title)		(Signature)

SS#			Driver License Number